UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2016

GTT COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement

On December 22, 2016, GTT Escrow Corporation (“Escrow Corp”), a newly formed, wholly owned subsidiary of GTT Communications, Inc. (“GTT”), closed its previously announced offering of $300 million aggregate principal amount of 7.875% Senior Notes due 2024 (the “Notes”). The Notes were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. buyers in accordance with Regulation S under the Securities Act. The Notes have not been and are not expected to be registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

GTT intends to use the net proceeds from the Notes offering, together with initial borrowings under the new credit agreement described below, to finance its previously announced acquisition of Hibernia Networks (“Hibernia”), to repay certain existing indebtedness, to pay various fees and expenses incurred in connection with the Hibernia acquisition and related financing transactions, and for general corporate purposes. The proceeds from the Notes offering will be held in, and secured by a lien on, an escrow account with Wilmington Trust, National Association, as escrow agent, pending consummation of the Hibernia acquisition.

The Notes were issued pursuant to an indenture, dated as of December 22, 2016 between Escrow Corp and Wilmington Trust, National Association, as trustee (the “Indenture”). The Indenture provides that if the conditions to the release of the offering proceeds from escrow (which include the consummation of the Hibernia acquisition) are not satisfied on or before May 5, 2017, GTT determines that the Hibernia acquisition will not be completed on or before such date or the Hibernia acquisition agreement is terminated, the Notes will be subject to a special mandatory redemption at a price of 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the date of redemption.

If the Hibernia acquisition is consummated, it is expected that on the date of such acquisition and contemporaneously with the release from escrow of the proceeds from the Notes offering, (i) Escrow Corp will merge with and into GTT, with GTT continuing as the surviving corporation and GTT assuming by operation of law Escrow Corp’s obligations under the Indenture, (ii) GTT and certain of its subsidiaries (the “Guarantors”) will enter into a supplemental indenture (the “Supplemental Indenture”) to the Indenture pursuant to which (x) GTT will assume the rights and obligations of Escrow Corp under the Indenture and the Notes and (y) the obligations of GTT under the Indenture and the Notes, including the due and punctual payment of interest on the Notes, will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Guarantors.  The subsidiaries of GTT that are expected to guarantee the Notes are also expected to guarantee GTT’s proposed $775.0 million credit agreement, which is also expected to close contemporaneously with the closing of the Hibernia acquisition.

The Notes will mature on December 31, 2024, and interest is payable on the Notes semiannually in arrears on June 30 and December 31 of each year, commencing on June 30, 2017.

In addition to the special mandatory redemption described above, GTT may, at its option, redeem the Notes, in whole at any time, or in part from time to time, prior to December 31, 2019 at a price equal to 100% of the principal amount of the Notes to be redeemed plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the redemption date. GTT may, at its option, redeem the Notes in whole at any time, or in part from time to time, on or after December 31, 2019 at certain specified redemption prices, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, GTT may, at its option, redeem up to 40% of the aggregate principal amount of the Notes at any time and from time to time prior to December 31, 2019 with the net proceeds of certain equity offerings at a price of 107.875% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The Indenture contains covenants that, from and after the date of the Hibernia acquisition, will limit the ability of GTT and certain of its subsidiaries to, among other things and subject to certain significant exceptions: (i) incur, assume or guarantee additional indebtedness; (ii) declare or pay dividends or make other distributions with respect to, or purchase or otherwise acquire or retire for value, equity interests; (iii) make any principal payment on, or redeem or repurchase, subordinated debt; (iv) make loans, advances or other investments; (v) incur liens that secure indebtedness; (vi) sell or otherwise dispose of assets, including capital stock of subsidiaries; (vii) consolidate or merge with or into, or sell all or substantially all assets to, another person; (viii) enter into sale and leaseback transactions and (ix) enter into transactions with affiliates. If any of certain change of control events occurs, GTT is required to offer to purchase the Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the purchase date.  The Indenture also provides for certain events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be declared immediately due and payable.

The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Caution Regarding Forward-Looking Statements

The disclosure above contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including those regarding the Hibernia acquisition, the anticipated use of proceeds from the Notes offering and GTT’s proposed credit agreement. There can be no assurance that the Hibernia acquisition or the proposed credit agreement will be consummated.  Actual events or results may differ materially from those in the forward-looking statements as a result of various important factors, including those described in GTT’s filings with the Securities and Exchange Commission. Although GTT believes that the expectations reflected in the forward-looking statements are reasonable, such statements should not be regarded as a representation by GTT, or any other person, that such forward-looking statements will be achieved. The business and operations of GTT are subject to substantial risks which increase the uncertainty inherent in forward-looking statements. GTT undertakes no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of December 22, 2016, by and between GTT Escrow Corporation and Wilmington Trust, National Association, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

By:	/s/ Michael T. Sicoli
Michael T. Sicoli
Chief Financial Officer

Date: December 22, 2016

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of December 22, 2016, by and between GTT Escrow Corporation and Wilmington Trust, National Association, as trustee